SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          April 19, 2017
                          Date of Report
                (Date of Earliest Event Reported)

                         CELEBIDDY, INC,
            (Exact Name of Registrant as Specified in its Charter)

                 SPARROW STREET ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

Delaware                     000-55679                   81-3425396
(State or other        (Commission File Number)         (IRS Employer
jurisdiction                                       Identification No.)
of incorporation)

                       147 North Sparks Street
                      Burbank, California 91506
            (Address of principal executive offices) (zip code)

                            626-644-0070
           (Registrant's telephone number, including area code)

                     9545 Wilshire Boulevard
                Beverly Hills, California 90212
         (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On April 20, 2017, Celebiddy, Inc. (formerly Sparrow Street Acquisition Corporation). (the "Registrant" or the "Company") issued 20,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 97.5% of the total outstanding 20,500,000 shares of common stock as follows:

               Maria Malek    15,000,000
               John Malek      5,000,000

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On April 19, 2017, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant cancelled an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on August 9, 2016 as amended and supplemented by the information contained in this report.

    The Registrant has been formed to create a worldwide streaming social media platform designed to promote social equity and personal brand. The media platform is envisioned to be a platform at which fans and celebrities of all nationalities and disciplines can interact and promote one another. The Company hopes that by providing an environment where interactions and promotion are rewarded that an economy can be built around popularity, personal brand and connectedness. The secondary goal of the Company is to partner with various brands and celebrities to sell virtual goods within the platform. The Company anticipates that users can win face time with particular celebrities in order to raise money for various social and philanthropic projects.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On April 19, 2017, the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Maria Malek was named sole director of the Registrant:

         Maria Malek was named President, Secretary and Chief Financial Officer of the Registrant.

    Maria Malek serves as President, Secretary, Chief Financial Officer and sole director of the Registrant. From 2011 to 2017, Ms. Malek worked at Empire Medical Group as General Manager. From 2013 to 2017, Ms. Malek worked as the Founder/President of Community Support Center located in central Los Angeles. The area in which the Community Support Center is located is referred to as "skid row". The Center's mission was focused on serving and helping the homeless people in that area. In addition, from 2015 to the present, Ms. Malek has worked as the President of New Life Treatment Center, Inc. New Life Treatment Center is a drug and alcohol rehabilitation facility located in Orange County, California. Ms. Malek attended Moscow State University in Moscow, Russia.

                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             CELEBIDDY, INC.

Date:  April 21, 2017
                             /s/ Maria Malek
                                 President